



Catasys®

The Health Plan Solution to the High Cost of Substance Abuse

WINTER 2015

OTCQB: CATS

Catasys®

Forward-Looking Statements

Except for statements of historical fact, the matters presented in this presentation are forward-looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond our control that may cause actual results to differ materially from stated expectations. These risk factors include, among others, changes in regulations or issuance of new regulations or interpretations, limited operating history, our inability to execute our business plan, increase our revenue and achieve profitability, lower than anticipated eligible members under our contracts, our inability to recognize revenue, lack of outcomes and statistically significant formal research studies, difficulty enrolling new and maintain existing members in our programs, the risk that treatment programs might not be effective, difficulty in developing, exploiting and protecting proprietary technologies, intense competition and substantial regulation in the health care industry, the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern, our ability to raise additional capital when needed and our liquidity. You are urged to consider statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plan," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties we face, please refer to our Securities and Exchange Commission filings which are available on its website at http://www.sec.gov. Such forward-looking statements are current only as of the date they are made, and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Catasys®

Business Overview

Catasys, Inc. (CATS) provides specialized healthcare management services to health plans and employers through its On*Trak*™ Program.

Catasys' On*Trak*™ Program:

- Designed to improve member health
- Results in lower costs to the insurer where behavioral health conditions are exacerbating co-existing medical conditions
- Initial focus is on high cost substance abuse populations, with plans to expand into other populations and behavioral health disease conditions
- Currently has 1.8 million Commercially Equivalent Lives (CELs) covered under contracts
- The Company anticipates that approximately 20% of those that are eligible will enroll in the program each year
- Current sales pipeline of ~ 10 million CELs with ~ 4 million in advanced stages of discussion

Catasys®

Health Plans Under Increasing Cost Pressure

- Health Plans are under pressure to reduce costs
- Premiums up 100% in last 10 years
- Healthcare spending growth is expected to accelerate in 2015
- PricewaterhouseCoopers's Health Research Institute forecasts medical cost growth of 6.8% over all in 2015 vs. 6.5% in 2014

Source: PricewaterhouseCoopers Behind the Numbers June 2014

Catasys®

$21 Billion Problem = $2 Billion Market Opportunity

Catasys seeks to improve the lives of patients through its unique integrated evidence based medical and psychosocial 52-week outpatient program

High cost health plan members with substance use disorders:

(alcoholics, cocaine, methamphetamine and opiate dependent members)

- Members with substance use disorders cost health plans **more than $21 billion** in annual incremental medical expenses
- For every 1 million members in a health plan, approximately $160 million in claims are incurred by members diagnosed with substance use disorders, translating to an initial $2 billion market opportunity for Catasys

Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006. Catasys analysis.

Challenges for Health Plans Dealing with High Cost Members with Substance Use Disorders

- **High Cost of Treatments:** Substance dependent (SD) members cost commercial health plans 8 times more than other members: average of $27,500 annually versus $3,250

Annual Claims: $27,500 vs. $3,250



$3,250
$27,500
No SD
High SD

*SD = Substance Dependent

The Catasys On*Trak*™ Solution

- Initial focus on the high cost substance abuse populations for health plans
- Proven results: 50% reduction in health care cost for members enrolled in On*Trak*™ program.
- Decreases medical hospital days (ambulance usage, E.R. visits, etc.) through identification, engagement and treatment
- Program uniquely addresses the needs of this difficult population

Catasys®

Key Features of On*Trak*™

- Ongoing Outreach and Engagement
- Evidence Based Treatment Protocols
- Integrated Medical and Psychosocial Treatment
- Development of Select Provider Networks
- Provider Training and Ongoing Evaluations
- Member Electronic Health Record
- Care Coach Support
- Predictive Modeling and Analytics – Proactive versus Reactive Identification and Engagement
- 52 Week Program
- High Intensity

Catasys Business Model

- Contracts with Health Plans
- Enroll members directly and with the Health Plans
- Monthly fees for Enrolled Members
- In some cases Catasys may charge an upfront case rate and share in a savings from program
- Network of medical and psychosocial providers are paid for services provided

Current Catasys Clients

~1,800,000[1] Members

Humana®

aetna℠

CENTENE® Corporation

COVENTRY Health Care

Reliant Medical Group
Atrius Health

fallon community health plan

Advantra® from Coventry Health Care

1 Medicare Advantage lives calculated as commercial equivalent lives based on number of HUSD members. Lives may change on a monthly basis due to member utilization, and health plan coverage changes.

Catasys®

Company Highlights

- On*Trak*™ program is in Kansas, Louisiana, Florida, Massachusetts, Oklahoma, West Virginia, Kentucky, Wisconsin and New Jersey

- Recent customer expansion into Florida (Humana)

- Recently announced national health plan starting in New Jersey (Aetna)



Catasys®

Growth Strategy

Year-Over-Year Growth

- 78% increase in enrollment in first 9 months of 2014 compared with the same period in 2013
- 105% increase in enrollment in 2013 compared with 2012

Increasing Enrollments into Additional States

- Existing customers have expanded from initial launch
- Coventry – additional states and lines of business
- Humana – additional states and line of business
- Centene – additional line of business
- Other customers in discussions about expanding

Catasys®

Growth Potential – Moving Toward Profitability

Commercial Equivalent Members Covered[1]	~1,800,000
Approx. Breakeven Coverage[2]	1,500,000
Sales Pipeline[3]	9,900,00
Contract Discussion/Data Analysis[4]	4,000,000
Potential Market Commercial Equivalent	196,000,000

1 Medicare Advantage lives calculated as commercial equivalent lives based on number of HUSD members.
2 Represents the approximate number of covered lives covered by contracts that Catasys will need in order to break even on a cash flow basis. Assumes standard pricing of $8,500 in annual fees per enrollee and some accelerated payment terms at point of assumed full enrollment of 20%. Actual number may very significantly based on actual eligible lives, within the covered lives. customer and payment mix and enrollment rates.
3 Represents the approximate number of covered lives for enrollment with Catasys at potential clients with whom Catasys has at least made initial contact as of November 2014, and where the clients have expressed interest and Catasys is involved in follow up discussions.
4 Represents the approximate number of covered lives for enrollment with Catasys at potential clients with whom Catasys has moved forward from the initial contact phase and into the contract discussion/data analysis phase as of November 2014. There is no assurance that Catasys will enter into such contract or the timing of such contract if it should occur.

Catasys®

Catasys Revenue Model

(1M Covered Lives)

	Commercial	Medicare
Incidence of SD (1.9% / 2.6%)	19,000	26,000
Eligible (.450% / 1.12%)	4,500	11,200
Assumed 20% enrollment in program	900	2,240
Revenue per enrolled member at 80% retention	$6,800	$7,440
Revenue per million covered members	$6,120,000	$16,666,000

Each Medicare covered life is equivalent to 2.5 covered commercial lives

Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006. Catasys Analysis.

No Direct Competition

Currently SD treatment is sub-optimally managed by behavioral health organizations under fixed fee contracts

- Most high cost SD users are never identified (passive)
- Focus on behavioral health utilization, not total patient cost
- Under-diagnosis and under-treatment rewarded
- Fractionated, inconsistent delivery
- No reduction in high medical expenses

Patient Identification – Engagement

Current system does not identify or address high cost substance dependence members:

- 74% of SD members have no behavioral claims.
- Untreated SD members generate high hospital costs from medical events.
- Catasys has unique, proprietary data analytics and screening.
- Proprietary outreach program that has been successful in convincing high cost members to enroll.


No Behavioral
Claims: 74%

Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006. Catasys Analysis.

Catasys®

On*Trak*™ Integrated Treatment Approach

Merges engagement, medical, psychosocial and 52 weeks of care coaching

Leverages evidence - based med. interventions and best practices

Establishes treatment protocols, standards and outcome metrics

Coordinates care delivery & reduces practice pattern variation



Continual Engagement Until Enrolled
Medical & Pharmacological
Community Based Programs
Care Coaching – 52 Weeks
Psychosocial

Medical & Pharmacological

- Medical evaluation and assessment
- Pharmacological intervention
- MD involvement

Psychosocial

- Proprietary On*Trak*™ Relapse Prevention Program (ORPP)
- Developed in coordination with Dr. Alan Marlatt at U of Washington
- Focused on Cognitive Behavioral and Motivational Enhancement Therapy

Care Coaching

- Personal Care Coach
- Helps assess, manage and support members' recovery
- 52 weeks continuous support and relapse prevention

Catasys®

Proven Leadership Team

Terren S. Peizer, Chairman, Founder & CEO
- Founder of several health care and life science companies
- Extensive background in venture capital, investing, mergers and acquisitions, corporate finance
- Held senior executive positions with investment banking firms Goldman Sachs, First Boston and Drexel Burnham Lambert
- Chairman of Crede Capital Group, LLC, an industry leading Micro-Cap investment company
- Founder and Chairman of NeurMedix, Inc.

Richard A. Anderson, President & COO
- One of main primary architects of the Catasys program, managing strategic development and day-to-day operations
- Over 15 years of healthcare experience and background in management, finance and mergers and acquisitions
- Served a Director of Catasys since July 2003 and an officer since April 2005
- Previously a Director and Founding member of PriceWaterhouseCoopers LLP's, Los Angeles office transaction support group

Susan Etzel, CPA & CFO
- Responsible for financial planning, reporting and risk management
- Over 15 years of increasing financial responsibility in both public and private companies
- Senior Auditor at Arthur Andersen LLP

Omar Manejwala, M.D., SVP & CMO
- Responsible for overseeing clinical affairs and leading new product development efforts at Catasys
- Psychiatrist and a Distinguished Fellow of the American Psychiatric Association
- Diplomate of the American Board of Addiction Medicine
- Extensive addiction experience and a passion for integrated treatment approaches
- Previously served as a Medical Director at Hazelden and associate medical director at the Farley Center and the executive chief resident in Psychiatry at Duke University Medical Center

W. Gregory McLane, SVP, Sales & Marketing
- Responsible for the overall sales and marketing efforts for Catasys
- Led marketing activities for Magellan Health Services
- Founded Optimized Benefits, Inc., a health benefits company that replaced the one-size-fits-all HMO, PPO and CDHP plans with "Life Stage" plans
- Led strategy development and product development for CIGNA and ran consumer products businesses for Procter & Gamble, Campbell Soup and Nabisco

Catasys®

Market Snapshot

Exchange and Ticker:	OTCQB: CATS
Stock Price (3/04/15):	$2.20
Market Capitalization:	$101.7M
Fully Diluted Shares Outstanding:	48.43M
Estimated Public Float:	19.81M
52-Week Low/High:	$0.77-$2.45
Fiscal Year End:	December 31

Catasys®

Investment Highlights

- Superior management team – with 50+ combined years of healthcare experience
- Proprietary technology and analytics that help identify the right members to engage
- Demonstrating >50% reduction in total healthcare costs
- Proven model has quarter-over-quarter growth as well as year-over-year growth
- Opportunity to expand into other high cost under-managed populations with behavioral health diagnosis including depression, anxiety disorders; more than quadrupling current market opportunity
- No direct competitors
- Scalable business
- Substantial pipeline with rapid growth potential


The OnTrak™ program:
Better health. Lower costs.
Catasys®

CONTACTS

Corporate Office:

11601 Wilshire Blvd., Suite 950
Los Angeles, CA 90025
Phone: 310-444-4300
Website: http://www.catasys.com

Investor Relations:

IRTH Communications
Andrew Haag
Tel: 866-976-4784
Email: cats@irthcommunications.com